SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[X] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Special Investment Trust

(Name of Registrant as Specified in Its Charter)

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 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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 (2)   Aggregate number of securities to which transaction applies:

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 (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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 (4)   Proposed maximum aggregate value of transaction:

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 (5)   Total fee paid:

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 [  ]   Fee paid previously with preliminary materials.

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 [  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of  its filing.

(1)   Amount Previously Paid:

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 (2)   Form, Schedule or Registration Statement no.:

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 (3)   Filing Party:

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 (4)   Date Filed:

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What are shareholders being asked to vote on?

1.

To approve an Investment Sub-Advisory Agreement between Boston Management and Research (“BMR”) and Goldman Sachs Asset Management International (“GSAMI”), pursuant to which GSAMI will serve as an investment sub-adviser to Greater India Portfolio (the “Portfolio”).

BOARD OF TRUSTEES RECOMMENDATION – FOR

2.

To approve a change in the diversification status of the Fund from a diversified fund to a non-diversified fund, as such terms are defined under the Investment Company Act of 1940, as amended (“1940 Act”).

BOARD OF TRUSTEES RECOMMENDATION – FOR

3.

To approve a change in the diversification status of the Portfolio from a diversified fund to a non-diversified fund, as such terms are defined under the 1940 Act.

BOARD OF TRUSTEES RECOMMENDATION – FOR

4.

To approve an Investment Advisory Agreement between BMR and Eaton Vance Special Investment Trust on behalf of the Fund, pursuant to which BMR will serve as investment adviser to the Fund.

BOARD OF TRUSTEES RECOMMENDATION – FOR

5.

To approve an Investment Sub-Advisory Agreement between BMR and GSAMI, pursuant to which GSAMI will serve as an investment sub-adviser to the Fund.

BOARD OF TRUSTEES RECOMMENDATION – FOR

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PROPOSAL 1: To approve an Investment Sub-Advisory Agreement between Boston Management and Research (“BMR”) and Goldman Sachs Asset Management International (“GSAMI”), pursuant to which GSAMI will serve as an investment sub-adviser to Greater India Portfolio (the “Portfolio”).

Why are shareholders being asked to approve the Investment Sub-Advisory Agreement?

The Board determined to approve the engagement of Goldman Sachs Asset Management International at the recommendation of the Portfolio’s Investment Adviser, Boston Management Research. Boston Management Research has concluded that Goldman Sachs Asset Management International is positioned to provide enhanced portfolio management services for the Portfolio and, therefore, that the approval of the Proposed Goldman Sachs Asset Management International Agreement would be consistent with the interests of the Portfolio and the Fund.  The Proposed Goldman Sachs Asset

For Internal Distribution Only

Management International Agreement is subject to the approval of the shareholders of the Fund as interest holders in the Portfolio.

Will sub-advisory fees increase as a result of the Proposed Investment Sub-Advisory Agreement?

The sub-advisory fee rates are lower under the Interim Sub-Advisory Agreement with Goldman Sachs Asset Management International and the Proposed Goldman Sachs Asset Management International Agreement than under the Prior Sub-Advisory Agreement.

Will the Portfolio Manager changes as a result of the new Investment Sub-Advisory Agreement?

If Goldman Sachs Asset Management International is approved as sub-adviser, Prashant Khemka, who currently serves as the Portfolio’s portfolio manager pursuant to the Interim Sub-Advisory Agreement, will remain portfolio manager of the Portfolio. Mr. Khemka is the Chief Investment Officer of Emerging Markets Equity at Goldman Sachs Asset Management International, overseeing the portfolio management and investment research for the firm’s Emerging Markets Equity accounts.

Who served as the sub-adviser prior to the Interim Sub-Advisory Agreement being in effect?

Pursuant to a sub-advisory agreement dated December 15, 2014, Boston Management Research had previously delegated the investment management of the Portfolio to LGM Investments Limited.  The Interim Sub-Advisory Agreement with Goldman Sachs Asset Management International went into effect on September 15, 2016.

Does the Proposed Sub-Advisory Agreement with Goldman Sachs Asset Management International differ from the Prior Sub-Advisory Agreement?

The Interim Sub-Advisory Agreement and the Proposed Goldman Sachs Asset Management International Agreement are substantially similar to the Prior Sub-Advisory Agreement and provide for the same general responsibilities with respect to sub-advisory services and dealing with broker-dealers on behalf of the Portfolio.  In addition, the terms as to indemnification, limitation of liability, continuance and termination are similar. The sub-advisory fee rates are lower under the Interim Sub-Advisory Agreement and the Proposed Goldman Sachs Asset Management International Agreement than under the Prior Sub-Advisory Agreement.  The proxy statement provides a detailed description and forms of the agreements.

If approved, how long will the Proposed Sub-Advisory Agreement remain in effect?

The Proposed Goldman Sachs Asset Management International Agreement will remain in effect for a period of two years following its execution and will continue thereafter for successive one-year periods provided that it is approved annually in the manner set forth in the 1940 Act.

What will happen if the Proposed Sub-Advisory Agreement is not approved by shareholders?

If Proposal 1 is not approved, Boston Management Research will remain investment adviser and Goldman Sachs Asset Management International will not be able to provide investment sub-advisory services beyond the termination of the Interim Sub-Advisory Agreement and the Board will consider what actions may be appropriate.

For Internal Distribution Only

When will the Interim Sub-Advisory Agreement terminate?

The term of the Interim Sub-Advisory Agreement with Goldman Sachs Asset Management International commenced September 15, 2016 and will continue until the effectiveness of the Proposed Goldman Sachs Asset Management International Agreement, but in no case later than 150 days from September 15, 2016 (being February 12, 2017).

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL 1

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PROPOSAL 2: To approve a change in the diversification status of the Fund from a diversified fund to a non-diversified fund, as such terms are defined under the Investment Company Act of 1940, as amended (“1940 Act”).

PROPOSAL 3: To approve a change in the diversification status of the Portfolio from a diversified fund to a non-diversified fund, as such terms are defined under the 1940 Act.

Why are shareholders being asked to approve a change in the diversification status of the Fund and the Portfolio from a diversified fund to a non-diversified fund?

Each of the Fund’s and Portfolio’s policy on diversification is considered to be a fundamental policy.  As a fundamental policy, any change to such policy requires shareholder approval. If Proposal 2 is approved, this fundamental policy will be eliminated and the Fund’s diversification status will change to non-diversified. As a non-diversified fund, the Fund is expected to invest a large portion of its assets in the securities of a smaller number of issuers than would be typical of a diversified fund. Fund management believes that the ability to make more concentrated investments is consistent with, and will help each of the Fund and the Portfolio to achieve, its investment objective of long-term capital appreciation. As an interest holder in the Portfolio, the Fund is being asked to vote on a parallel proposal to change the diversification status of the Portfolio from diversified to non-diversified, as described in Proposal 3.

How will changing diversification status benefit the Fund and the Portfolio?

By changing the status of each of the Fund and the Portfolio to a non-diversified fund, Goldman Sachs Asset Management International will have more flexibility to maintain overweight positions in companies relative to the Fund’s benchmark index that it believes have the most upside return potential relative to their contribution to overall portfolio risk. If the foregoing change to the Fund’s diversification status is approved, the Fund would continue to be subject to the diversification requirements of the Internal Revenue Code of 1986, as amended.

Why was it decided the diversification status needed to be changed?

In connection with Goldman Sachs Asset Management International becoming interim sub-adviser to the Portfolio, the Fund’s benchmark was changed from the S&P Bombay Stock Exchange 100 Index to the MSCI India Index. The proposed change to non-diversified status is primarily due to the composition of the Index, in which the constituents of the Index that are greater than 5% of the Index equal, in the aggregate, more than 25% of the Index.

For Internal Distribution Only

What are the risks associated with changing the Fund’s diversification status to non-diversified?

If the change in the Fund’s diversification status to a non-diversified fund is approved, the Fund will be permitted to invest a larger portion of its assets in the securities of a smaller number of issuers than would be typical of a diversified fund. This more concentrated style of investing will make the Fund more susceptible to economic, business, political or other factors affecting the issuers in which it invests. In general, concentration in a smaller number of issuers can be expected to increase the frequency and magnitude of any increases and decreases in the value of the Fund’s shares. Accordingly, the Fund’s more concentrated investment style will involve more risk than a more diversified style.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 2 & 3

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PROPOSAL 4: To approve an Investment Advisory Agreement between BMR and Eaton Vance Special Investment Trust on behalf of the Fund, pursuant to which BMR will serve as investment adviser to the Fund.

Why are shareholders being asked to approve an Investment Advisory Agreement between Boston Research Management and Eaton Vance Special Investment Trust on behalf of the Fund?

The Fund invests substantially all of its assets in the Portfolio and investment advisory and sub-advisory services are currently provided to the Fund indirectly through the Portfolio. Boston Management Research currently serves as investment adviser and Goldman Sachs Asset Management International as interim sub-adviser to the Portfolio. In the event the Fund were to invest all or a portion of its assets directly in securities in the future rather than in the Portfolio, the Fund would be required to have investment advisory and sub-advisory agreements with Boston Management Research and Goldman Sachs Asset Management International to continue its investment program.

Will investment advisory fees increase as a result of the Investment Advisory Agreement?

There is no current intention for the Fund to invest directly in securities pursuant to the Proposed Fund Advisory Agreement and the Proposed Fund Sub-Advisory Agreement. To the extent the Fund so invests in the future, it will not result in an increase in investment advisory fees because the fee charged on aggregate assets will remain the same under the Proposed Fund Advisory Agreement as under the current Portfolio Advisory Agreement and fee reduction. Boston Management Research pays any investment sub-adviser from the investment advisory fees it receives.

What will happen if shareholders do not approve the Investment Advisory Agreement?

If the Proposed Fund Advisory Agreement is not approved, the Fund will continue to invest substantially all of its assets in the Portfolio and will not be able to invest directly in securities.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL 4

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For Internal Distribution Only

PROPOSAL 5: To approve an Investment Sub-Advisory Agreement between BMR and GSAMI, pursuant to which GSAMI will serve as an investment sub-adviser to the Fund.

Why are shareholders being asked to approve the Investment Sub-Advisory Agreement?

The Fund invests substantially all of its assets in the Portfolio and investment advisory and sub-advisory services are currently provided to the Fund indirectly through the Portfolio. Fund investment advisory and investment sub-advisory agreements would be required in the event the Fund invests all or a portion of its assets directly in securities in the future. In the event the Fund were to invest all or a portion of its assets directly in securities in the future rather than in the Portfolio, the Fund would be required to have investment advisory and sub-advisory agreements with Boston Management Research and Goldman Sachs Asset Management International to continue its investment program.

Will investment sub-advisory fees increase as a result of the Proposed Investment Sub-Advisory Agreement?

There is no current intention for the Fund to invest directly in securities pursuant to the Proposed Fund Sub-Advisory Agreement and the Proposed Fund Advisory Agreement. To the extent the Fund so invests in the future, it will not result in an increase in investment advisory fees because the fee charged on aggregate assets will remain the same under the Proposed Fund Advisory Agreement as under the current Advisory Agreement and fee reduction. Boston Management Research pays any investment sub-adviser from the investment advisory fees it receives.

If approved, how long will the Proposed Sub-Advisory Agreement remain in effect?

The Proposed Goldman Sachs Asset Management International Agreement will remain in effect for a period of two years following its execution and will continue thereafter for successive one-year periods provided that it is approved annually in the manner set forth in the 1940 Act.

What will happen if the Proposed Sub-Advisory Agreement is not approved by shareholders?

If the Proposed Fund Sub-Advisory Agreement is not approved, the Fund will continue to invest substantially all of its assets in the Portfolio and will not be able to invest directly in securities.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL 5

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Implementation of Proposals:

If Proposals 1, 2, 3, 4 and 5 are approved, the Proposed Agreements will be implemented as soon as practicable after such approval and the Fund’s and Portfolio’s diversification status will change to non-diversified.

If Proposal 1 is not approved, the current Advisory Agreement will continue and the Board will consider what actions, if any, may be appropriate.

If Proposals 2 or 3 are not approved, the Fund or Portfolio (as applicable) will remain a diversified fund and a shareholder vote will be required in order to change that status.

If Proposals 4 and 5 are not approved, the Fund will continue to invest its assets in the Portfolio and will not be able to invest directly in securities in the future.  Implementation of Proposal 5 is contingent upon the approval of Proposal 4.

For Internal Distribution Only

Who will bear the costs associated with the soliciting of proxies?

The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Trust’s Board of Trustees will be borne by the Fund. The Fund has retained AST Fund Solutions, LLC to assist in the solicitation of proxies. AST Fund Solutions, LLC is mentioned on page 13 of the Proxy Statement.

PHONE:

To cast your vote by telephone with a proxy specialist, call the toll free number found on your proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the enclosed postage-paid envelope.
TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.
INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on the proxy card.

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Proxy Materials Are Available Online At:   www.eatonvance.com

For Internal Distribution Only

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with the Eaton Vance Greater India Fund. I want to confirm that you have received the proxy material for the Special Meeting of Shareholders scheduled for November 17, 2016.

Have you received the information?

(Pause for response)

Would you like to vote along with the Board’s recommendation?

(Pause For Response) (Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with the Eaton Vance Greater India Fund before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

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*Confirmation – I am recording your (Recap Voting Instructions).

 For confirmation purposes:

•

Please state your full name. (Pause)

•

According to our records, you reside in (city, state, zip code). (Pause)

•

To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you.  You will receive written confirmation of this vote within 3 to 5 business days.  Upon receipt, please review and retain for your records.  If you should have any questions please call the toll free number listed on the confirmation.  Mr. /Ms. ___________, your vote is important and your time is greatly appreciated.  Thank you and have a good (morning, afternoon, evening.)

IMPORTANT NOTICE

REGARDING YOUR INVESTMENT

EATON VANCE GREATER INDIA FUND

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October 17, 2016

Dear Investor:

The Board of Trustees of Eaton Vance Greater India Fund recently sent you detailed information regarding the upcoming Special Meeting of Shareholders to ask for your vote on important proposals affecting the Fund.  The Special Meeting is scheduled to be held on November 17, 2016 (at 11:00 AM Eastern Time), at the offices of the Fund, Two International Place, Boston, Massachusetts 02110.

Detailed information about the Special Meeting and the proposal can be found in the proxy statement.  To view the proxy material electronically, please go to, www.eatonvance.com, by selecting “Individual Investors” followed by “Products” and then “Mutual Fund – Documents.”

For your convenience, we have included a copy of the proxy card for your review. If you have any questions about the proposals, please call 1 (800) 290-6428.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT YET VOTED.  PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING.

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Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

Thank you in advance for your participation.

R_AGN_11009-1.01

Eaton Vance Greater India Fund

Level I Machine Script

Hello.

I am calling on behalf of your investment with the Eaton Vance Greater India Fund.

The Special Meeting of Shareholders is scheduled to take place on November 17, 2016.  All shareholders are being asked to consider and vote on important matters.  As of today your vote has not been registered.

Please contact us as soon as possible at 1-800-290-6428 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important. Thank you and have a Good Day.